INVESTOR'S BUSINESS DAILY
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                  "The Newspaper For Important Decision Makers"
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                          Wednesday, September 25, 1996
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                      ART BONNEL HANGS ON FOR QUICK REBOUND
             His Growth Fund Is Ahead 20% This Year After Sharp Dip
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BY DOUG ROGERS
     Investor's Business Daily Ask Art Bonnel what accounts most for his fund's above-average 20% gain this year, and his answer boils down to "hanging on."
     His $90 million United Services Bonnel Growth Fund was as volatile as any other fund this year. It was up as much as 30% at its peak May 24. But it plunged to be up only 2% on July 24 after fears of deteriorating earnings gripped the market and sent the year's high-flying growth stocks reeling.

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                            MAKING MONEY IN MUTUALS
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     Through it all,  Bonnel says, he made little  attempt to get out of the way of the falling anvil. Fundamentally, his picks remained sound. He does have high turnover in the fund -- 150% a year -- but he won't sell just because the market gets nervous.
     "We did a few changes because there were some companies that we didn't like," he said. "But most of them we kept. We still own Sears, Merck, Atmel and ADC Telecom."

[GRAPHIC:  Picture Art Bonnel]

     Rebounds occurred across the board. He bought Brunswick Corp. When the maker of fishing and pleasure boats was trading at 19 in July. It's since leapt to 24 1/8 and is closing in on its old high of 24 5/8 from February.
     Bonnel concedes there is little spectacular about the business, except that its double-digit earnings growth has been steady. It sports and IBD Earnings Per Share rank of 89 out of a possible 99. ADC Telecom also has been a powerful performer. Bonnel says he bought it at 42. It's since leapt to 65.

[GRAPHIC:  IBD Graph;  Bonnel Growth Total return index as of Sept.  13; Source:
Micropal Inc.]

     Bonnel runs a fairly diversified portfolio. He has about 100 stocks. That helps reduce the impact on the portfolio caused by a company with problems not related to the stock market.
     He is invested in about 50 industries.
     He has about half the portfolio in the broad area of technology. But it's spread among computer retailers, software, telecommunications and networking.
     Among retailing holdings, he owns Sears, Roebuck & Co. And Safeway Inc. "Grocery stores are revamping their marketing of merchandise," Bonnel noted. "Companies are getting people to come in. They're turning inventory around faster, and it's going to the bottom line quickly."
     Many supermarkets are opening new stores, refurbishing old ones and offering new services, such as delis and banking.
     Safeway's pretax margin increased from 1.3% in 1992 to 3.4% last year. The Street estimates its earnings will rise 32% this year and 22% next. It has an EPS rank of 95 and a Relative Strength of 92. Quarterly earnings growth cleared 50% for the past two quarters.
     "It's surprising that I'm talking about grocery stores," the growth manager said. "But I'll buy anything."
     Food companies often are used as defensive holdings. That's because even when the economy stinks, people need to buy food. Bonnel doesn't think the move in supermarkets will last very long -- maybe another six months, he guesses.
     "But I'm willing to go with them," he said. "Like any industry, it has its cycles, and I'm willing to hang on till this cycle is complete."
     The end will be nigh when earnings growth stalls and margins begin to shrink, he says.
     Another diversifying trait of the fund is the fairly small weightings of the top 10 holdings. His largest holding now, Jones Medical Industries Inc., takes up little more than 3% of assets. It's followed by BMC Software Inc., Uniphase Corp., Aspect Telecommunications Corp., PeopleSoft Inc., Pairgain Technologies Inc., Newbridge Networks Corp., Compuware Corp., Gateway 2000 Inc. And ADC Telecommunications Inc.
     On Dec. 31, Seagate Technology was top dog at 1.27% of assets, followed by Cognex at 1.99%.
     The two-year old fund rose 45% last year.

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For a free prospectus containing more complete  information,  including fees and expenses, call 1-800-4-BONNEL. Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment return and principal value will fluctuate. You may have a gain or a loss when you sell shares. Average annual total return for 1 year period ended 9/30/96, 21.11%; From inception 10/17/94-9/30/96, 35.22%.